Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Airspan Networks, Inc. (the “Company”) for the period ending April 4, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Aronstam, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter Aronstam
Peter Aronstam
Chief Financial Officer
May 19, 2004

A signed original of this statements required by Section 906 has been provided to Airspan Networks, Inc. and will be retained by Airspan Networks, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.